UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ATN International, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48032-P05579 ATN INTERNATIONAL, INC. 2024 Annual Meeting Vote by June 17, 2024 11:59 PM ET You invested in ATN INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2024. Get informed before you vote View the Proxy Statement, Letters to Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 18, 2024 9:00 a.m. MT ATN INTERNATIONAL, INC. 500 CUMMINGS CENTER, SUITE 2450 BEVERLY, MA 01915 7801 Academy Road NE Building 2, Suite 103 Albuquerque, NM 87109

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V48033-P05579 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the following eight (8) directors to serve on the Board of Directors of the Company until their successors are elected and qualified or their earlier death, resignation or removal: Nominees: 1a. Bernard J. Bulkin For 1b. Richard J. Ganong For 1c. April V. Henry For 1d. Derek G. Hudson For 1e. Patricia A. Jacobs For 1f. Pamela F. Lenehan For 1g. Brad W. Martin For 1h. Michael T. Prior For 2. To hold an advisory vote (known as a “Say on Pay” vote) on the compensation of the Company’s named executive officers. For 3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2024. For NOTE: In their discretion, the Proxies are authorized to vote upon such other further business, if any, as may properly come before the meeting or any adjournment or postponement thereof.